Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document And Entity Information
Entity Registrant Name	Zoom Telephonics, Inc.
Entity Central Index Key	0001467761
Document Type	S-1
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Document Period End date	Jun 30, 2011
Is Entity a Well-known Seasoned Issuer?	No
Is Entity a Voluntary Filer?	No
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Smaller Reporting Company

Balance Sheets (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 924,391	$ 1,009,996	$ 1,223,507
Marketable securities	193,072	328,704	0
Accounts receivable, net of allowances of $533,663 at June 30, 2011, $564,722 at December 31, 2010 and $466,595 at December 31, 2009	1,396,932	1,079,413	1,178,056
Receivables, other	150,000	166,144	21,525
Inventories	2,953,029	2,713,616	1,586,079
Prepaid expenses and other current assets	216,382	172,971	223,891
Total current assets	5,833,806	5,470,844	4,233,058
Equipment, net	30,088	43,070	57,787
Deferred other receivable	0	0	166,144
Total assets	5,863,894	5,513,914	4,456,989
Current liabilities
Accounts payable	1,966,323	911,299	1,014,979
Accrued expenses	326,757	346,074	375,414
Total current liabilities	2,293,080	1,257,373	1,390,393
Total liabilities	2,293,080	1,257,373	1,390,393
Stockholders' equity
Common stock, $0.01 par value: Authorized 25,000,000 shares; issued 5,450,622 shares at June 30, 2011 and December 31, 2010 and 1,980,978 shares at December 31, 2009	54,506	54,506	19,810
Additional paid-in capital	33,443,516	33,388,753	32,520,464
Accumulated deficit	(30,179,063)	(29,568,392)	(29,836,577)
Accumulated other comprehensive income (loss)	251,855	381,674	362,899
Total stockholders' equity	3,570,814	4,256,541	3,066,596
Total liabilities and stockholders' equity	$ 5,863,894	$ 5,513,914	$ 4,456,989

Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Accounts receivable allowances	$ 533,663	$ 564,722	$ 466,595
Stockholders Equity
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized	25,000,000	25,000,000	25,000,000
Common stock, issued	5,450,622	5,450,622	1,980,978

Statements of Operations (Unaudited) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Income Statement [Abstract]
Net sales	$ 3,165,890	$ 3,500,481	$ 5,974,152	$ 5,994,073	$ 13,298,132	$ 10,740,488
Cost of goods sold	2,417,445	2,600,046	4,417,528	4,330,378	9,018,434	7,739,310
Gross profit	748,445	900,435	1,556,624	1,663,695	4,279,698	3,001,178
Operating expenses:
Selling	582,157	499,943	1,119,076	947,727	1,991,494	1,855,961
General and administrative	290,175	266,121	607,073	638,787	1,247,411	2,382,146
Research and development	273,805	293,964	511,363	599,311	1,128,288	1,373,950
Operating Expenses	1,146,137	1,060,028	2,237,512	2,185,825	4,367,193	5,612,057
Operating profit (loss)	(397,692)	(159,593)	(680,888)	(522,130)	(87,495)	(2,610,879)
Other:
Interest income	107	97	435	280	552	4,038
Other, net	72,258	(2,443)	70,688	62,094	356,910	35,412
Total other income (expense), net	72,365	(2,346)	71,123	62,374	357,462	39,450
Income (loss) before income taxes	(325,327)	(161,939)	(609,765)	(459,756)	269,967	(2,571,429)
Income taxes (benefit)	742	128	906	389	1,782	5,104
Net income (loss)	$ (326,069)	$ (162,067)	$ (610,671)	$ (460,145)	$ 268,185	$ (2,576,533)
Basic and diluted net income (loss) per share	$ (0.06)	$ (0.08)	$ (0.11)	$ (0.23)	$ 0.13	$ (1.32)
Weighted average common and common equivalent shares: Basic	5,450,622	1,980,978	5,450,622	1,980,978	2,066,531	1,958,806
Weighted average common and common equivalent shares: Diluted	5,450,622	1,980,978	5,450,622	1,980,978	2,073,388	1,958,806

Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net income (loss)	$ (610,671)	$ (460,145)	$ 268,185	$ (2,576,533)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Non-cash common stock issuance	0	0	0	158,400
Stock based compensation	54,763	62,346	91,192	415,176
Depreciation and amortization	15,743	15,588	26,428	59,536
Gain on sale of domain name	0	0	(312,892)	0
(Reversal of) provision for accounts receivable allowances	(31,059)	74,379	98,126	(345,218)
Changes in operating assets and liabilities:
Accounts receivable	(282,438)	(702,766)	2,408	336,640
Inventories	(239,243)	(250,884)	(1,127,467)	1,318,372
Prepaid expense and other current assets	(42,716)	33,202	51,124	11,981
Accounts payable and accrued expenses	1,037,074	372,823	(132,398)	(214,167)
Net cash provided by (used in) operating activities	(98,547)	(855,457)	(1,035,294)	(835,813)
Investing activities:
Proceeds from sale of Unity investment	16,144	10,763	21,525	772,331
Purchases of property, plant and equipment	(2,749)	(9,184)	(11,703)	(14,659)
Net cash provided by (used in) investing activities	13,395	1,579	9,822	757,672
Financing activities:
Proceeds from stock rights offering (net of issuance costs)	0	0	811,793	0
Proceeds from exercise of stock options	0	0	0	94,500
Net cash provided by (used in) financing activities	0	0	811,793	94,500
Effect of exchange rate changes on cash	(453)	(1,418)	168	2,164
Net change in cash	(85,605)	(855,296)	(213,511)	18,523
Cash and cash equivalents at beginning of period	1,009,996	1,223,507	1,223,507	1,204,984
Cash and cash equivalents at end of period	924,391	368,211	1,009,996	1,223,507
Cash paid during the period for: Interest	0	0	0	0
Cash paid during the period for: Income taxes	$ 906	$ 389	$ 1,782	$ 5,104

Shareholders Equity (USD $)	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Other Comprehensive Income / Loss	Total
Beginning Balance, Amount at Dec. 31, 2008	$ 2	$ 31,872,196	$ (27,260,044)	$ 345,172	$ 4,957,326
Beginning Balance, Shares at Dec. 31, 2008	200
Net income (loss)			(2,576,533)		(2,576,533)
Foreign currency Translation adjustment				17,727	17,727
Comprehensive stock income (loss)					(2,558,806)
Common stock change,Share	1,869,178
Common stock change, Amount	18,692	(18,692)			0
Non-cash stock issuance,Share	90,000
Non-cash stock issuance, Amount	900	157,500			158,400
Exercise of stock options,Share	21,600
Exercise of stock options,Amount	216	94,284			94,500
Stock based compensation		415,176			415,176
Ending Balance, Amount at Dec. 31, 2009	19,810	32,520,464	(29,836,577)	362,899	3,066,596
Ending Balance, Shares at Dec. 31, 2009	1,980,978
Net income (loss)			268,185		268,185
Foreign currency Translation adjustment				2,963	2,963
Unrealized gain on securities				15,812	15,812
Comprehensive stock income (loss)					286,960
Stock based compensation		91,192			91,192
Stock rights offering (net of issuance costs of $55,618),Share	3,469,644
Stock rights offering (net of issuance costs of $55,618),Amount	34,696	777,097			811,793
Ending Balance, Amount at Dec. 31, 2010	$ 54,506	$ 33,388,753	$ (29,568,392)	$ 381,674	$ 4,256,541
Ending Balance, Shares at Dec. 31, 2010	5,450,622

Nature Of Operations	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Nature Of Operations

(1) NATURE OF OPERATIONS

Zoom Telephonics, Inc. (the "Company") designs, produces, and markets broadband and dial-up modems and other communication-related products.

On January 28, 2009, Zoom Technologies, Inc. (“Zoom Technologies”) entered into a Share Exchange Agreement (the “Agreement”) with Tianjin Tong Guang Group Digital Communication Co., Ltd (“TCB Digital”), TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu (“Gu”), a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du (“Du”), a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion.  In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc. (“Zoom Telephonics”) to its stockholders, by distributing and transferring its assets and liabilities to Zoom Telephonics and issuing a dividend of the Zoom Telephonics’ shares to its stockholders.  Upon the completion of the spin-off, Zoom Telephonics became a separate publicly traded company.

The Company has had recurring net losses and continues to experience negative cash flows from operations. As described further in Note 3, to conserve cash and manage liquidity, the Company has implemented cost cutting initiatives including the reduction of employee headcount and overhead costs; however, management does not believe the Company has sufficient resources to fund its normal operations over the next 12 months unless sales improve significantly or it raises capital. Additional financing may not be available on terms favorable to the Company, or at all.  If these funds are not available, the Company may not be able to execute its business plan or take advantage of business opportunities.  The ability of the Company to obtain such additional financing and to achieve its operating goals is uncertain.  In the event that the Company does not obtain additional capital or is not able to increase cash flow through the increase of sales, there is substantial doubt as to its ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Significant Accounting Policies

(2) Summary of Significant Accounting Policies

On January 28, 2009, Zoom Technologies, Inc. entered into a Share Exchange Agreement (the “Agreement”) with Tianjin Tong Guang Group Digital Communication Co., Ltd (“TCB Digital”), TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu (“Gu”), a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du (“Du”), a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion. In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of Zoom Telephonics, to its stockholders, by distributing and transferring its assets and liabilities to Zoom Telephonics and issuing a dividend of the Zoom Telephonics’ shares to its stockholders.

For many years prior to the spin-off, Zoom Technologies was the public company parent of Zoom Telephonics, and the two companies’ financials were consolidated. Upon the completion of the spin-off, Zoom Telephonics became a separate, independent publicly traded company headquartered in Boston, Massachusetts. Zoom Telephonics continues to produce, market, sell, and support dial-up modems, fixed and mobile broadband products, WiFi® compatible and Bluetooth® wireless products, and other communication-related products (the “Communications Business”).

As used in Quarterly Report on Form 10-Q, the terms “we,” “us,” “our,” and the “Company” mean Zoom Telephonics, Inc. (unless the context indicates a different meaning).

The Company has had recurring net losses and continues to experience negative cash flows from operations. To conserve cash and manage liquidity, the Company has implemented cost cutting initiatives including the reduction of employee headcount and overhead costs. Furthermore, management does not believe the Company has sufficient resources to fund its normal operations over the next 12 months unless sales improve significantly or it raises capital. Additional financing may not be available on terms favorable to the Company, or at all.  If these funds are not available, the Company may not be able to execute its business plan or take advantage of business opportunities.  The ability of the Company to obtain such additional financing and to achieve its operating goals is uncertain.  In the event that the Company does not obtain additional capital or is not able to increase cash flow through the increase of sales, there is substantial doubt as to its ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The condensed financial statements of the Company presented herein have been prepared pursuant to the rules of the Securities and Exchange Commission for quarterly reports on Form 10-Q and do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2010 included in the Company's 2010 Annual Report on Form 10-K.

The accompanying financial statements are unaudited. However, the condensed balance sheet as of December 31, 2010 was derived from audited financial statements. In the opinion of management, the accompanying financial statements include all adjustments, normal recurring adjustments, necessary for a fair presentation.

The results of operation for the periods presented are not necessarily indicative of the results to be expected for the entire year. The Company has evaluated subsequent events from June 30, 2011 through the date of this filing and determined that there are no such events requiring recognition or disclosure in the financial statements.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)  Basis of Presentation and Use of Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP).

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results may differ from those estimates. Significant estimates made by the Company include: 1) asset valuation allowances for accounts receivable (collectability and sales returns) and deferred income tax assets; 2) write-downs of inventory for slow-moving and obsolete items, and market valuations; 3) stock based compensation; 4) the useful lives of property, plant and equipment; and 5) the recoverability of long-lived assets and investments.

Prior to September 22, 2009, Zoom Telephonics was a 100%-owned subsidiary of Zoom Technologies. All of the assets and liabilities of Zoom Technologies were held in Zoom Telephonics and all the revenues, expenses and cash flows of Zoom Technologies were derived from Zoom Telephonics. In the accompanying financial statements, for the periods prior to the September 22, 2009 spin-out of Zoom Telephonics from Zoom Technologies, the financial condition, results of operations and cash flows of Zoom Telephonics are identical to the financial condition, results of operations and cash flows previously reported by Zoom Technologies.

(b)  Cash and Cash Equivalents

All highly liquid investments with original maturities of less than 90 days from the date of purchase are classified as cash equivalents. Cash equivalents consist exclusively of money market funds. The Company has deposits at a limited number of financial institutions with federally insured limits. Balances of cash and cash equivalents at these institutions are normally in excess of the insured limits. However, the Company believes that the institutions are financially sound and there is only nominal risk of loss.

(c)   Inventories

Inventories are stated at the lower of cost, determined using the first-in, first-out method, or market.

(d)   Equipment and Leasehold Improvements

Equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of equipment is provided using the straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is provided using the straight-line method over the estimated useful lives of the improvement or lease term whichever is shorter.

(e)   Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or asset group to undiscounted future net cash flows expected to be generated by the asset or asset group. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

(f)    Income Taxes

Deferred income taxes are provided on the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and on net operating loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for that portion of deferred tax assets not expected to be realized.

Effective January 1, 2007, the Company adopted the provisions of a new standard which provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Tax positions must meet a "more-likely-than-not" recognition threshold at the effective date to be recognized upon adoption and in subsequent periods. Upon the adoption, and at December 31, 2010 and 2009, the Company did not have any uncertain tax positions. No interest and penalties related to uncertain tax positions were accrued at December 31, 2010 and 2009

The Company files income tax returns in the United States and the United Kingdom. Years subsequent to 2007 are open for U.S. Federal and state income tax reporting and years subsequent to 2005 are open in the United Kingdom.

(g)  Earnings (Loss) Per Common Share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period.  Diluted loss per share is computed by dividing net income by the weighted average number of common shares and dilutive potential common shares outstanding during the period. Under the treasury stock method, the unexercised options are assumed to be exercised at the beginning of the period or at issuance, if later. The assumed proceeds are then used to purchase common shares at the average market price during the period. A summary of the denominators used to compute basic and diluted earnings (loss) per share follow:

	2009	2010
Weighted average shares outstanding – used to compute basic earnings (loss) per share	1,958,806	2,066,531
Net effect of dilutive potential common shares outstanding, based on the treasury stock method	––	6,857
Weighted average shares outstanding – used to compute diluted earnings (loss) per share	1,958,806	2,073,388

For 2009 only, the weighted average shares presentation above is a pro-forma presentation. The Company is using a pro-forma presentation because the true historical number of shares outstanding of Zoom Telephonics prior to September 22, 2009 was 200 and the true historical earnings per share of the parent Zoom Technologies based on the 200 shares would not be meaningful. The pro forma weighted average shares outstanding of 1,958,806 for the year ended 2009 is the actual weighted average shares outstanding for Zoom Technologies from January 1, 2009 through September 21, 2009 combined with the weighted average shares outstanding for Zoom Telephonics from September 22, 2009 through December 31, 2009.

 Potential common shares for which inclusion would have the effect of increasing diluted earnings per share (i.e., anti-dilutive) are excluded from the computation. Options to purchase 523,000 shares of common stock at December 31, 2010 and 732,000 shares of common stock as of December 31, 2009 were outstanding, but not included in the computation of diluted earnings per share as their effect would be anti-dilutive.

(h)  Revenue Recognition

The Company primarily sells hardware products to its customers. The hardware products include dial-up modems, DSL modems, cable modems, embedded modems, ISDN modems, telephone dialers, and wireless and wired networking equipment. The Company generally does not sell software.

The Company derives its net sales primarily from the sales of hardware products to computer peripherals retailers, computer product distributors, and original equipment manufacturers (OEMs). The Company sells an immaterial amount of its hardware products to direct consumers or to any customers via the internet.

The Company recognizes hardware net sales for all four types of customers at the point when the customers take legal ownership of the delivered products. Legal ownership passes to the customer based on the contractual FOB point specified in signed contracts and purchase orders, which are both used extensively. Many customer contracts or purchase orders specify FOB destination.

The Company's net sales of hardware are reduced by certain events which are characteristic of the sales of hardware to retailers of computer peripherals. These events are product returns, certain sales and marketing incentives, price protection refunds, and consumer and in-store mail-in rebates. Each of these is accounted for as a reduction of net sales based on management estimates, which are reconciled to actual customer or end-consumer credits on a monthly or quarterly basis.

The estimates for product returns are based on recent historical trends plus estimates for returns prompted by announced stock rotations, announced customer store closings, etc. Management analyzes historical returns, current economic trends, and changes in customer demand and acceptance of the Company's products when evaluating the adequacy of sales return allowances. The Company's estimates for price protection refunds require a detailed understanding and tracking by customer, by sales program. Estimated price protection refunds are recorded in the same period as the announcement of a pricing change. Information from customer inventory-on-hand reports or from direct communications with the customers is used to estimate the refund, which is recorded as a reserve against accounts receivable and a reduction of current period revenue. The Company's estimates for consumer mail-in rebates are comprised of actual rebate claims processed by the rebate redemption centers plus an accrual for an estimated lag in processing. The Company's estimates for store rebates are comprised of actual credit requests from the eligible customers.

The Company accounts for point-of-sale taxes on a net basis.

(i)   Fair Value of Financial Instruments

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

●	Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities the Company has the ability to access.

●	Level 2 - Inputs are inputs (other than quoted prices included within Level 1) that are observable for the asset or liability, either directly or indirectly.

●	Level 3 - Inputs include unobservable inputs for the asset or liability and rely on management's own assumptions about the assumptions that market participants would use in pricing the asset or liability. (The unobservable inputs should be developed based on the best information available in the circumstances and may include the Company’s own data.)

Financial instruments consist of cash and cash equivalents, marketable securities, accounts receivable, accounts payable, and accrued expenses. Due to the short term nature and payment terms associated with these instruments, except the marketable securities, their carrying amounts approximate fair value.  The fair value of the marketable securities is based on observable inputs that reflect quoted prices in an active market less a liquidity discount and is classified under Level 2 of the fair value hierarchy described above.

(j)    Stock-Based Compensation

Compensation cost for awards is generally recognized over the required service period based on the estimated fair value of the awards on their grant date. Fair value is determined using the Black-Scholes option-pricing model.

(k)   Advertising Costs

Advertising costs are expensed as incurred and reported in selling expense in the accompanying statements of operations and include costs of advertising, production, trade shows, and other activities designed to enhance demand for the Company's products. There are no deferred advertising costs in the accompanying balance sheets.

(l)   Foreign Currencies

The Company generates a portion of its revenues in markets outside North America principally in transactions denominated in foreign currencies, which exposes the Company to risks of foreign currency fluctuations. Foreign currency transaction gains and losses are reflected in operations and were not material for any period presented.  The Company does not use derivative financial instruments.

The Company considers the local currency to be the functional currency for its U.K. branch. Assets and liabilities denominated in foreign currencies are translated using the exchange rates as of the balance sheet date. Revenues and expenses are translated at average exchange rates prevailing during the year. Translation adjustments resulting from this process are charged or credited to “accumulated other comprehensive income.”

(m) Warranty Costs

The Company provides currently for the estimated costs that may be incurred under its standard warranty obligations.

(n)  Shipping and Freight Costs

The Company records the expense associated with customer-delivery shipping and freight costs in selling expense.

(o)  Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

Liquidity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Liquidity

(3) Liquidity

Zoom’s cash balance on June 30, 2011 was  $0.9 million, down  $86 thousand from December 31, 2010. Zoom’s  $0.6 million loss for the first half of 2011,  $0.2 million increase in inventory, and  $0.3 million increase in accounts receivable decreased cash, and Zoom’s  $1.0 million increase in current liabilities increased cash.

On June 30, 2011 the Company had working capital of  $3.5 million including  $0.9 million in cash and cash equivalents.  On December 31, 2010 we had working capital of  $4.2 million including  $1.0 million in cash and cash equivalents. Our current ratio at June 30, 2011 was 2.5 compared to 4.4 at December 31, 2010. The most significant reason for the decreases in working capital and current ratio was Zoom’s loss of  $0.6 million for the first half of 2011, and another significant factor was consigned inventory at one major retailer for two new mobile broadband routers. Zoom has no long-term debt.

To conserve cash and manage our liquidity, we have implemented cost-cutting initiatives including the reduction of employee headcount and overhead costs. On June 30, 2011 we had a headcount of 37, including 30 full-time employees and 7 part-time employees compared to 39 as of June 30, 2010. As of July 28, 2011 we had 36 full-time and part-time employees.  We plan to continue to assess our cost structure as it relates to our revenues and cash position, and we may make further reductions if the actions are deemed necessary.

The Company is continuing to develop new products and to work with its distribution partners with the goal of increasing sales. During Q2 2011 Zoom began selling to some of its major US retailers a new wireless-N cable modem/router and two new mobile broadband routers, and Zoom expanded the shelf space for one of its dial-up modems in one US major retailer.

The Company has had recurring net losses and continues to experience negative cash flows from operations. Furthermore, management does not believe the Company has sufficient resources to fund its normal operations over the next 12 months unless sales improve significantly or it raises capital. Additional financing may not be available on terms favorable to the Company, or at all.  If these funds are not available, the Company may not be able to execute its business plan or take advantage of business opportunities.  The ability of the Company to obtain such additional financing and to achieve its operating goals is uncertain.  In the event that the Company does not obtain additional capital or is not able to increase cash flow through the increase of sales, there is substantial doubt as to its ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Refer to “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (“SEC”) on March 29, 2011 and in our other filings with the SEC for additional information with respect to events and uncertainties that could harm our business, operating results and financial condition.

(3) LIQUIDITY

On December 31, 2010 the Company had working capital of  $4.2 million including  $1.0 million in cash and cash equivalents.  On December 31, 2009 we had working capital of  $2.8 million including  $1.2 million in cash and cash equivalents. Our current ratio at December 31, 2010 was 4.4 compared to 3.0 at December 31, 2009. The most significant contributor to the increase in working capital and improvement of the current ratio was an increase in inventory during 2010.

In 2010, the Company’s operating activities used  $1.0 million in cash, primarily to fund the increase in inventory during 2010. Zoom’s net profit in 2010 was  $0.3 million.

In 2010, the Company’s net cash provided by financing activities was  $0.8 million from the net proceeds of a stock rights offering completed in December 2010.  Under the rights offering, existing shareholders of the Company’s common stock were granted rights to purchase, at an offering price of  $0.25 per share, 4 shares of stock for each share held.  The rights offering resulted in the issuance of 3,469,644 shares of common stock.

To conserve cash and manage our liquidity, we have implemented cost-cutting initiatives including the reduction of employee headcount and overhead costs. On December 31, 2010 we had a headcount of 37, including 36 employees and 1 agency contractor, compared to 40 as of December 31, 2009. As of February 28, 2011 we had 37 full-time and part-time employees.  We plan to continue to assess our cost structure as it relates to our revenues and cash position, and we may make further reductions if the actions are deemed necessary.

In 2011 we plan to try to increase revenues by placing more of our already shipping products into high-volume retailers and by introducing new products.

The audit report issued by our independent registered public accounting firm for our financial statements for the fiscal year ended December 31, 2010 states that the auditing firm has substantial doubt in our ability to continue as a going concern due to the risk that we may not have sufficient cash and liquid assets at December 31, 2010 to cover our operating and capital requirements for the next twelve-month period; and if in that case sufficient cash cannot be obtained, we would have to substantially alter, or possibly even discontinue, operations.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

At December 31, 2010 the Company's total current assets were  $5.5 million and current liabilities were  $1.3 million. The Company did not have any long-term debt at December 31, 2010.

New Accounting Pronouncements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
New Accounting Pronouncements

(4) NEW ACCOUNTING PRONOUNCEMENTS

The FASB has issued Accounting Standards Update (“ASU”) 2009-13, “Multiple Deliverable Revenue Arrangements”.  ASU 2009-13 clarifies the criteria for separating revenue between multiple deliverables.  This statement is effective for new revenue arrangements or materially modified arrangements in periods subsequent to adoption.  Adoption is required for fiscal years beginning on or after June 15, 2010, but early adoption is allowed.  The adoption of the standard is not expected to have a significant impact on the Company’s financial statements.

The FASB has issued Accounting Standards Update (“ASU”) 2009-14, “Certain Revenue Arrangements that Include Software Elements”.  ASU 2009-14 changes the accounting model for revenue arrangements that included both tangible products and software elements.  Under this guidance, tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are excluded from the software revenue guidance in Subtopic 985-605, “Software Revenue Recognition”.  ASU 2009-14 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, which for the Company would be its fiscal year beginning January 1, 2011. Early adoption is permitted. The adoption of the standard is not expected to have a significant impact on the Company’s financial statements.

The FASB has issued Accounting Standards Update (“ASU”) 2010-06, “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.”  This ASU requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Codification Subtopic 820-10.  The FASB’s objective is to improve these disclosures and, thus increase the transparency in financial reporting. ASU 2010-06 was effective for interim and annual reporting periods beginning after December 15, 2009, which for the Company would be its fiscal quarter beginning January 1, 2010. The adoption of the standard did not have a significant impact on the Company’s financial statements.

Inventories	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Inventories

(5) Inventories

Inventories consist of :	June 30, 2011	December 31, 2010
Raw materials	$1,258,463	$1,165,383
Work in process	81,897	5,314
Finished goods (including $689,000 and $633,000 held by a customer at June 30, 2011 and December 31, 2010, respectively)	1,612,669	1,542,919
Total inventories	$2,953,029	$2,713,616

(5) INVENTORIES

Inventories consist of the following at December 31:

	2009	2010
Materials	$742,253	$1,165,383
Work in process	1,135	5,314
Finished goods (including $383,000 and $633,000 held by a customer at December 31, 2009 and 2010, respectively)	842,691	1,542,919
Total	$1,586,079	$2,713,616

Comprehensive Income (loss)	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Comprehensive Income (loss)

(6) Comprehensive Income (Loss)

Comprehensive income (loss) follows:

	Three Months Ended June 30,		Six Months Ended June 30
	2011	2010	2011	2010
Net income (loss)	$(326,069)	$(162,067)	$(610,671)	$(460,145)
Foreign currency translation adjustment	(2,893)	(3,787)	5,813	(14,741)
Unrealized gain (loss) on securities	(58,274)	—	(135,632)	—
Comprehensive income (loss)	$(387,236)	$(165,854)	$(740,490)	$(474,886)

Equipment And Lease Improvements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Equipment And Lease Improvements

(6)           EQUIPMENT AND LEASEHOLD IMPROVEMENTS

 Equipment and leasehold improvements consist of the following at December 31:

	2009	2010	Estimated Useful lives in years
Leasehold improvements	$5,021	$4,798	5
Computer hardware and software	3,709,026	3,708,450	3
Machinery and equipment	1,887,047	1,894,549	5
Molds, tools and dies	1,644,829	1,649,829	5
Office furniture and fixtures	277,873	277,873	5
	7,523,796	7,535,499
Accumulated depreciation and amortization	(7,466,009)	(7,492,429)
Equipment and leasehold improvements, net	$57,787	$43,070

Depreciation expense for year ended	$59,536	$26,428

Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Contingencies

(5) Contingencies

The Company is not currently party to any lawsuit, but lawsuits may occur in the ordinary course of business. The Company evaluates such lawsuits and proceedings on a case-by-case basis, and its policy is to vigorously contest any such claims that it believes are without merit.

(7) COMMITMENTS AND CONTINGENCIES

(a)  Lease Obligations

Since 1983 our headquarters has been near South Station in downtown Boston at 201 and 207 South Street. In December 2006, the Company sold its owned headquarters buildings in Boston, Massachusetts and leased back 25,200 square feet for two years expiring December 2008. In November 2008 the Company signed a lease amendment for its headquarters’ offices in Boston in the existing building for approximately 14,400 square feet for three years with a six month termination option starting July 1, 2010. In May 2010 we signed a second lease amendment extending the term of the lease to April 30, 2016 with a six month termination option starting December 1, 2011.

In August 1996 we entered into a lease for a 77,428 square feet manufacturing and warehousing facility at 645 Summer Street, Boston, MA. The term of this lease expired in August 2006 and we began the planned move of our manufacturing and warehousing facility to Tijuana, Mexico. In August 2006 we signed a lease for a 35,575 square foot manufacturing and warehousing facility in Tijuana, Mexico with an initial lease term from October 2006 to May 2007, with five two-year options thereafter.  In February, 2007 we renegotiated the first renewal term and signed a one-year extension starting in May 2007, with five two-year options thereafter. We signed another one-year extension starting in May 2008.  In March 2009 we signed a one-year lease with one one-year option for a smaller facility for lower cost. In March 2011 we signed a one-year lease extension starting May 1, 2011, with three one-year renewal options thereafter.

In September 2005 the Company entered into a two year office lease consisting of 2,400 square feet at 2 Kings Road, Fleet, Hants, U.K for its U.K. sales office.  In September 2007 the lease was continued on a month-to-month basis with a 3 month cancellation notice required by the Company or the landlord. In September, 2008 the Company signed an Office Service Agreement, which is an office rental agreement, rather than a lease. The rent is paid monthly, with a three month cancellation notice period.

Rent expense for all of the Company's leases was  $438,815 in 2009 and  $363,843 in 2010.

As of December 31, 2010, the Company's estimated future minimum committed rental payments, excluding executory costs, under the operating leases described above to their expiration or the earliest possible termination date, whichever is sooner, are  $325,710 for 2011 and   $291,806 for 2012.

(b)  Contingencies

The Company is party to various lawsuits and administrative proceedings arising in the ordinary course of business. The Company evaluates such lawsuits and proceedings on a case-by-case basis, and its policy is to vigorously contest any such claims which it believes are without merit. The Company's management believes that the ultimate resolution of such matters will not materially and adversely affect the Company's business, financial position, results of operations or cash flows.

In February 2009 the Company was named as one of 15 defendants in a patent infringement lawsuit filed in the United States District Court for the Eastern District of Texas by Finoc Design Consulting Oy of Oulu, Finland.   The complaint claimed that the Company had been and was then infringing on U.S. patent 6,850,560, dated February 1, 2005, by offering for sale, selling, and providing service and support to customers of its wireless xDSL products.  The Company believes that the basis for the infringement charge relates to certain chipsets in the Company's wireless xDSL products that were obtained from Conexant Systems, Inc (“Conexant”).  All of the Company’s wireless xDSL products use Conexant ADSL chipsets. The lawsuit was dismissed with prejudice on August 26, 2009.

Stock Option Plan	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Stock Option Plan

(8) STOCK OPTION PLANS

For the fiscal year 2009, Zoom had three plans until the spinoff of Zoom Telephonics on September 22, 2009.  The three Zoom Technologies Stock Option Plans remained with Zoom Technologies and the spun off company Zoom Telephonics does not have any further liability with respect to those plans.  On December 10, 2009, the Company established two stock option plans.  The Board of Directors approved the two plans called the 2009 Stock Option Plan and the 2009 Directors Stock Option Plan and these plans received shareholder approval at the Company’s 2010 annual meeting.  These plans are described below.

2009 Stock Option Plan

The 2009 Stock Option Plan is for officers and certain full-time and part-time employees of the Company. Non-employee directors of the Company are not entitled to participate under this plan. The 2009 Stock Option Plan provides for 2,500,000 shares of common stock for issuance upon the exercise of stock options granted under the plan. Under this plan, stock options are granted at the discretion of the Compensation Committee of the Board of Directors at an option price not less than the fair market value of the stock on the date of grant. The options are exercisable in accordance with terms specified by the Compensation Committee not to exceed ten years from the date of grant. Option activity under this plan follows.

	Number of shares	Weighted average exercise price
Granted	702,000	$0.53
Exercised	––	––
Expired	––	$––
Balance as of December 31, 2009	702,000	$0.53
Granted	––	$––
Exercised	––	$––
Expired	(98,000)	$0.53
Balance as of December 31, 2010	604,000	$0.53

The weighted average grant date fair value of options granted was  $0.32 in 2009.

The following table summarizes information about fixed stock options under the 2009 Stock Option Plan outstanding on December 31, 2010.

	Options Outstanding			Options Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.53	604,000	3.11	$0.53	463,000	$0.53

$0.53	604,000	3.11	$0.53	463,000	$0.53

2009 Director Stock Option Plan

On December 10, 2009 the Company established the 2009 Director Stock Option Plan (the "Directors Plan"). The Directors Plan was established for all directors of the Company except for any director who is a full-time employee or full-time officer of the Company. The option price is the fair market value of the common stock on the date the option is granted. There are 400,000 shares authorized for issuance under the Directors Plan. Each option expires five years from the grant date. Option activity under this plan follows.

	Number of shares	Weighted average exercise price
Granted	30,000	$0.53
Exercised	––	––
Expired	––	––
Balance as of December 31, 2009	30,000	0.53
Granted	60,000	0.34
Exercised	––	––
Expired	––	––
Balance as of December 31, 2010	90,000	$0.40

The weighted average grant date fair value of options granted was  $0.32 in 2009 and  $0.21 in 2010.

The following table summarizes information about fixed stock options under the Directors Plan on December 31, 2010.

	Options Outstanding			Options Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.53	30,000	3.11	$0.53	30,000	$0.53

$0.27-0.41	60,000	4.35	$0.34	60,000	$0.34

$0.27-0.53	90,000	3.94	$0.40	90,000	$0.40

The Black-Scholes range of assumptions for the Zoom Telephonics’ options are shown below:

Assumptions	2009 Stock Option Plan and the 2009 Directors Stock Option Plan

Expected life	2.5 (yrs) - 3.5 (yrs)

Expected volatility	97.71% - 104.86%

Risk-free interest rate	1.02% - 1.92%

Expected dividend yield	0.00%

The unrecognized stock based compensation expense related to non-vested stock awards was approximately  $0.02 million as of December 31, 2010.  This amount will be recognized through 2011.

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Income Taxes

(9)         INCOME TAXES

Income tax expense (benefit) consists of:

	Current	Deferred	Total
Year Ended December 31, 2009:
US federal	$––	$––	$––
State and local	––	––	––
Foreign	5,104	––	5,104
	$5,104	$––	$5,104
Year Ended December 31, 2010:
US federal	$––	$––	$––
State and local	––	––	––
Foreign	1,782	––	1,782
	$1,782	––	1,782

A reconciliation of the expected income tax expense or benefit to actual follows:

	2009	2010
Computed "expected" US tax (benefit) at Federal statutory rate	$(874,274)	$91,183
Change resulting from:
State and local income taxes, net of federal income tax benefit	––	––
Foreign income taxes	5,104	1,782
Federal valuation allowance	780,913	(66,541)
Non––deductible items	97,850	1,906
Change in estimate for prior years’ provisions	(4,489)	(26,548)
Income tax expense (benefit)	$5,104	$1,782

Temporary differences at December 31 follow:

	2009	2010
Deferred income tax assets:
Inventories	$331,556	406,841
Accounts receivable	133,651	162.794
Intangible assets	347,148	258,908
Accrued expenses	50,037	45.311
Net operating loss and tax credit carry forwards	17,134,714	17,104,665
Plant and equipment	14,636	18,608
Stock compensation	49,591	89,169
Other – investment impairments	121,376	129,466
Total deferred income tax assets	18,182,709	18,215,762
Valuation allowance	(18,182,709)	(18,215,762)
Net deferred tax assets	$––	$––

  As of December 31, 2010 the Company had federal net operating loss carry forwards of approximately  $45,219,000 which are available to offset future taxable income. They are due to expire in varying amounts from 2018 to 2029. As of December 31, 2010, the Company had Massachusetts state net operating loss carry forwards of approximately  $16,640,000 which are available to offset future taxable income. They are due to expire in varying amounts from 2011 through 2014.

The distribution of Zoom Telephonics stock to Zoom Technologies’ shareholders was not intended to be a tax-free distribution governed by Section 355 of the Internal Revenue Code. A taxable distribution will generally result in taxable gain to the distributing corporation; however, Zoom Technologies’ tax basis in Zoom Telephonics is believed to exceed the fair market value of that stock as of the date of distribution. In addition, even if Zoom Technologies’ tax basis in the Zoom Telephonics stock was less than the fair market value of that stock as of the date of distribution, it is believed that there are sufficient net operating loss carry forwards to offset any taxable gain recognized.  To the extent that either of these assumptions are incorrect, Zoom Telephonics, as the successor to Zoom Technologies, has fully indemnified TCB Digital for any pre-closing income taxes incurred, including any income tax resulting from the distribution of Zoom Telephonics.  Management believes the likelihood of the Company incurring any obligation under this indemnification is remote.

Effective January 1, 2007, the Company adopted the provisions of a new standard which provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Tax positions must meet a "more-likely-than-not" recognition threshold at the effective date to be recognized upon adoption and in subsequent periods. Upon the adoption, and at December 31, 2010 and 2009, the Company did not have any uncertain tax positions. No interest and penalties related to uncertain tax positions were accrued at December 31, 2010 and 2009.

The Company files income tax returns in the United States and the United Kingdom. Years subsequent to 2007 are open for U.S. Federal and state income tax reporting and years subsequent to 2005 are open in the United Kingdom

The Company has not provided for U.S. income taxes related to undistributed earnings from its foreign operations at December 31, 2010, as the Company considers these earnings to be permanently reinvested.  Determination of the additional income taxes and applicable withholding that would be payable on the remittance of such undistributed earnings is not practicable because such liability, if any, is dependent upon circumstances existing if and when the Company no longer considers all or a portion of such undistributed earnings to be permanently reinvested.

Customer Concentration	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Customer Concentration

(7) Customer Concentrations

The Company sells its products primarily through high-volume distributors and retailers, Internet service providers, telephone service providers, value-added resellers, PC system integrators, and original equipment manufacturers ("OEMs"). The Company supports its major accounts in their efforts to discern strategic directions in the market, to maintain appropriate inventory levels, and to offer a balanced selection of attractive products.

Relatively few customers have accounted for a substantial portion of the Company’s revenues.  In the second quarter of 2011, three customers accounted for 46% of the Company’s total net sales. In the second quarter of 2010, three customers accounted for 48% of the Company’s total net sales. In the first six months of 2011 the Company's net sales to its top three customers accounted for 51% of its total net sales. In the first six months of 2010 the Company’s net sales to its top three customers accounted for 50% of its total net sales.

The Company’s customers generally do not enter into long-term agreements obligating them to purchase products. The Company may not continue to receive significant revenues from any of these or from other large customers. A reduction or delay in orders from any of the Company’s significant customers, or a delay or default in payment by any significant customer could materially harm the Company’s business and prospects. Because of the Company’s significant customer concentration, its net sales and operating income (loss) could fluctuate significantly due to changes in political or economic conditions, or the loss, reduction of business, or less favorable terms for any of the Company's significant customers.

(10)        SIGNIFICANT CUSTOMERS

The Company sells its products primarily through high-volume distributors and retailers, Internet service providers, telephone service providers, value-added resellers, PC system integrators, and original equipment manufacturers ("OEMs"). The Company supports its major accounts in their efforts to discern strategic directions in the market, to maintain appropriate inventory levels, and to offer a balanced selection of attractive products.

Relatively few customers have accounted for a substantial portion of the Company’s revenues.  In 2010 three customers accounted for 51% of our total net sales and 43% of our net accounts receivable. During 2009 two customers accounted for 40% of the Company’s total net sales and 38% of net accounts receivable.

The Company’s customers generally do not enter into long-term agreements obligating them to purchase products. The Company may not continue to receive significant revenues from any of these or from other large customers. A reduction or delay in orders from any of the Company’s significant customers, or a delay or default in payment by any significant customer could materially harm the Company’s business and prospects. Because of the Company’s significant customer concentration, its net sales and operating income (loss) could fluctuate significantly due to changes in political or economic conditions, or the loss, reduction of business, or less favorable terms for any of the Company's significant customers.

Segment and Geographic	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Segment and Geographic

(6) Segment and Geographic Information

The Company’s operations are classified as one reportable segment. The Company’s net sales by geographic region follow:

	Three Months		Three Months		Six Months		Six Months
	Ended	% of Total	Ended	% of Total	Ended	% of Total	Ended	% of Total
	June 30, 2011		June 30, 2010		June 30, 2011		June 30, 2010
North America	$2,849,980	90%	$2,785,581	80%	$5,353,330	90%	$4,966,636	83%
UK	188,751	6%	346,953	10%	361,178	6%	541,781	9%
All Other	127,159	4%	367,947	10%	259,644	4%	485,656	8%
Total	$3,165,890	100%	$3,500,481	100%	$5,974,152	100%	$5,994,073	100%

 (11)        SEGMENT AND GEOGRAPHIC INFORMATION

The Company's operations are classified as one reportable segment. Substantially all of the Company's operations and long-lived assets reside primarily in the United States. Net sales information follows:

	2009	Percent	2010	Percent
North America	$8,993,967	84%	$11,364,632	85%
Outside North America	1,746,521	16%	1,933,500	15%
Total	$10,740,488	100%	$13,298,132	100%

Dependence On Key Suppliers And Contract Manufacturers	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Dependence On Key Suppliers And Contract Manufacturers

(12)         DEPENDENCE ON KEY SUPPLIERS AND CONTRACT MANUFACTURERS

The Company participates in the PC peripherals industry, which is characterized by aggressive pricing practices, continually changing customer demand patterns and rapid technological developments. The Company's operating results could be adversely affected should the Company be unable to successfully anticipate customer demand accurately; manage its product transitions, inventory levels and manufacturing process efficiently; distribute its products quickly in response to customer demand; differentiate its products from those of its competitors or compete successfully in the markets for its new products.

The Company depends on many third-party suppliers for key components contained in its product offerings. For some of these components, the Company may only use a single source supplier, in part due to the lack of alternative sources of supply. If the supply of a key material component is delayed or curtailed, the Company's ability to ship the related product or solution in desired quantities and in a timely manner could be adversely affected, possibly resulting in reductions in net sales. In cases where alternative sources of supply are available, qualification of the sources and establishment of reliable supplies could result in delays and possible reduction in net sales.

In the event that the financial condition of the Company's third-party suppliers for key components was to erode, the delay or curtailment of deliveries of key material components could occur. Additionally, the Company's reliance on third-party suppliers of key material components exposes the Company to potential product quality issues that could affect the reliability and performance of its products and solutions. Any lesser ability to ship its products in desired quantities and in a timely manner due to a delay or curtailment of the supply of material components, or product quality issues arising from faulty components manufactured by third-party suppliers, could adversely affect the market for the Company's products and lead to a reduction in the Company's net sales.

In 2010 the Company had three suppliers each of whom provided 10% or more of the Company's purchased inventory. The loss of their services or a material adverse change in their business or in the Company’s relationship could materially and adversely harm the Company’s business.

Retirement Plan	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Retirement Plan

(13)         RETIREMENT PLAN

The Company has a 401(k) retirement savings plan for employees. Under the plan, the Company matches 25% of an employee's contribution, up to a maximum of  $350 per employee per year. Company matching contributions charged to expense in 2009 and 2010 were  $7,520 and  $5,923, respectively.

Investments	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Investments

(8) Investments

During the quarter ended September 30, 2007 the Company purchased all the Series A Preferred Shares (the Series A Shares) of Unity Business Networks, LLC (Unity) for cash of  $1.2 million, including transaction costs. The Series A Shares were convertible at any time at the Company’s option into 15% of Unity’s common stock on a fully-diluted basis. In addition, the Company had an option to purchase all the outstanding common stock of Unity based on a specified multiple of Unity’s 2008 revenues, as defined.

On September 30, 2009 the Company received a cash payment of  $766,950 in connection with Telesphere Networks’ purchase of the VoIP services business of Unity, including Zoom’s preferred stock investment described above. The transaction calls for additional periodic payments totaling  $43,050 over 24 months beginning in October 2009 and a final payment of  $150,000 on September 30, 2011, or  $960,000 in total. The periodic payments have been received, and the remaining balance is recorded on the June 30, 2011 balance sheet as a current other receivable of  $150,000.

(14)         INVESTMENT IN UNITY BUSINESS NETWORKS, LLC

During the quarter ended September 30, 2007 the Company purchased all the Series A Preferred Shares (the Series A Shares) of Unity Business Networks, LLC (Unity) for cash of  $1.2 million, including transaction costs. The Series A Shares were convertible at any time at the Company’s option into 15% of Unity’s common stock on a fully-diluted basis. In addition, the Company had an option to purchase all the outstanding common stock of Unity based on a specified multiple of Unity’s 2008 revenues, as defined.

On September 30, 2009 the Company received a cash payment of  $766,950 in connection with Telesphere Networks’ purchase of the VoIP services business of Unity, including Zoom’s preferred stock investment described above. The transaction calls for additional periodic payments totaling  $43,050 over 24 months beginning in October 2009 and a final payment of  $150,000 on September 30, 2011, or  $960,000 in total. Additional payments have been received and the remaining balance of expected payments recorded on the December 31, 2010 balance sheet are reported as a current other receivable of  $166,144. The Company’s basis in this investment was originally recorded in 2007 as  $1,178,709, which included the Company’s attorney fees involved in closing the investment. The investment was written down to  $960,000 as of December 31, 2008.  As of December 31, 2009 the investment was no longer reflected on the balance sheet.

Valuation of Marketable Securities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Valuation of Marketable Securities

(9) Valuation of Marketable Securities

In October 2010, Zoom Telephonics, Inc. entered into an agreement with Zoom Technologies, Inc. (Nasdaq: ZOOM) in which Zoom Telephonics transferred its rights to the zoom.com domain name and certain trademark rights in exchange for 80,000 shares of Zoom Technologies common stock. None of these shares could be sold for the first 6 months after the effective date of October 18, 2010. After the first 6 months, Zoom Telephonics may sell up to 20,000 of these shares, and may sell an additional 20,000 shares every three months thereafter. Due to these restrictions on selling the stock, the Company has valued the marketable securities at market value less a liquidity discount. The Company did not sell any Zoom Technologies shares during the first six months of 2011. The closing price of Zoom Technologies common stock declined from  $4.47 on December 31, 2010 to  $2.48 on June 30, 2011.

(15)         VALUATION OF MARKETABLE SECURITIES

Zoom Telephonics, Inc. entered into an agreement with Zoom Technologies, Inc. (Nasdaq: ZOOM) in which Zoom Telephonics transferred its rights to the zoom.com domain name and certain trademark rights in exchange for 80,000 shares of Zoom Technologies common stock. None of these shares may be sold for the first 6 months after the effective date of October 18, 2010. After these 6 months have elapsed, Zoom Telephonics will have the right to sell up to 20,000 of these shares, and to sell additional shares in increments of 20,000 every three months thereafter. Due to the minor restrictions to sell the stock, the Company has valued the marketable securities at market value less a liquidity discount.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Subsequent Events

(16)         SUBSEQUENT EVENTS

Management of the Company has reviewed subsequent events from December 31, 2010 through the date of filing and concluded that there were no subsequent events requiring adjustment to or disclosure in these financial statements.